EXHIBIT 10.2

NOTICE REGARDING CONSENT OF MEMBER FIRM OF ANDERSEN WORLDWIDE

      Section 11(a) of the Securities Act of 1933 provides that in case any part of a registration statement, when such part became effective, contained an untrue statement of a material fact, or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, any person acquiring a security pursuant to such registration statement (unless it is proved that at the time of such acquisition such person knew of such untruth or omission) may sue, among others, an accountant who has with his consent been named as having certified any part of the registration statement, or as having prepared any report which is used in connection with the registration statement.

      Until December 31, 2001, the consolidated financial statements filed in our annual report on Form 20-F were audited by Barbier Frinault & Autres, a Member Firm of Andersen Worldwide. After reasonable efforts, we have been unable to obtain Barbier Frinault & Autres’ written consent to the incorporation by reference of its report with respect to our consolidated financial statements as of and for the year ended December 31, 2001 into our previously filed registration statements:

(i)	The Form S-8 Registration Statement (File No. 333-7830) for Alcatel Alstom Compagnie Generale d’Electricite, S.A. (now Alcatel), filed with the Securities and Exchange Commission (the “SEC”) on October 23, 1997;

(ii)	Post-Effective Amendment No. 1 on Form S-8 to Form F-4 Registration Statement (File No. 333-59985) for Alcatel Alstom Generale d’Electricite, S.A. (now Alcatel), filed with the SEC on September 8, 1998;

(iii)	Form S-8 Registration Statement (File No. 333-9730), filed with the SEC on December 11, 1998;

(iv)	Form S-8 Registration Statement (File No. 333-10192), filed with the SEC on April 1, 1999;

(v)	Form S-8 Registration Statement (File No. 333-10326), filed with the SEC on May 7, 1999;

(vi)	Form S-8 Registration Statement (File No. 333-10578), filed with the SEC on July 13, 1999;

(vii)	Form S-8 Registration Statement (File No. 333-11092), filed with the SEC on November 4, 1999;

(viii)	Form S-8 Registration Statement (File No. 333-11388), filed with the SEC on January 24, 2000;

(ix)	Post-Effective Amendment No. 1 on Form S-8 to Form F-4 Registration Statement (File No. 333-93127), filed with the SEC on January 24, 2000;

(x)	Form F-3 Registration Statement (File No. 333-11784), filed with the SEC on April 4, 2000;

(xi)	Form S-8 Registration Statement (File No. 333-11986), filed with the SEC on May 19, 2000;

(xii)	Form S-8 Registration Statement (File No. 333-11996), filed with the SEC on May 23, 2000;

(xiii)	Form S-8 Registration Statement (File No. 333-12516), filed with the SEC on September 12, 2000;

(xiv)	Form S-8 Registration Statement (File No. 333-12864), filed with the SEC on November 15, 2000;

(xv)	Form S-8 Registration Statement (File No. 333-13410), filed with the SEC on April 27, 2001;

(xvi)	Form S-8 Registration Statement (File No. 333-13554), filed with the SEC on May 24, 2001;

(xvii)	Form F-3 Registration Statement (File No. 333-13966), filed with the SEC on September 28, 2001;

(xviii)	Form F-3 Registration Statement (File No. 333-14004), filed with the SEC on October 12, 2001;

(xix)	Form S-8 Registration Statement (File No. 333-14016), filed with the SEC on October 17, 2001;

(xx)	Post-Effective Amendment No. 1 on Form S-8 to Form F-4 Registration Statement (File No. 333-82930), as amended, initially filed with the SEC on February 15, 2002;

(xxi)	Form S-8 Registration Statement (File No. 333-89466), filed with the SEC on May 31, 2002; and

(xxii)	Form S-8 Registration Statement (File No. 333-98075), filed with the SEC on August 14, 2002.

Such audit report is included in this Form 20-F.

      Under these circumstances, Rule 437a under the Securities Act of 1933 permits us to file this Form 20-F, which is incorporated by reference into the above listed registration statements, without a written consent from Barbier Frinault & Autres. However, as a result, Barbier Frinault & Autres will not have any liability under Section 11(a) of the Securities Act for any untrue statements of a material fact contained in the financial statements audited by Barbier Frinault & Autres or any omissions of a material fact required to be stated therein. Accordingly, you would be unable to assert a claim against Barbier Frinault & Autres under Section 11(a) of the Securities Act.